                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  May 1, 2001


                       HALL, KINION & ASSOCIATES, INC.
           (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-22869                  77-0337705
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

         China Basin Landing                                       94107
     185 Berry Street, Suite 6440                               (Zip Code)
       San Francisco, California
(Address of Principal Executive Offices)

     Registrant's telephone number, including area code: (888) 712-4254

                                    None
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.


     On May 1, 2001, Hall, Kinion & Associates, Inc., a Delaware corporation (the "Company"), announced first quarter financial results for the quarter ending March 31, 2001, including certain one-time charges and plans for a stock repurchase program. A copy of the Company's press release is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company's expected financial performance for the first fiscal quarter and the year 2001 contained in the press release are "forward-looking" rather than "historic." The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and other filings made with the Securities & Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

       The following exhibits are filed with this report on Form 8-K:

Exhibit No.     Description
----------      ------------
99.1            Press Release of Hall, Kinion & Associates, Inc. dated May 1,
                2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALL, KINION & ASSOCIATES, INC.



Dated:  May 1, 2001               By:  /s/ MARTIN KROPELNICKI
                                      ------------------------------------------
                                      Martin Kropelnicki
                                      Vice President and Chief Financial Officer

                                EXHIBIT INDEX

Exhibit No.    Description
----------     -----------
99.1           Press Release of Hall, Kinion & Associates, Inc. dated May 1,
               2001.